PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

Supplement dated August 24, 2009

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Investment Manager

PNC Capital Advisors, Inc. (“PNC Capital”), the investment manager to the PNC Alternative Strategies TEDI Fund LLC (the “Fund”) and the PNC Alternative Strategies Master Fund LLC (the “Master Fund”), has announced that it intends to merge with its affiliate, Allegiant Asset Management Company (“Allegiant”) on or about September 30, 2009 into a newly formed Delaware limited liability company named PNC Capital Advisors, LLC (the “Combined Entity”). In anticipation of this business combination, at its meeting on August 12, 2009, the Board of Directors of the Fund approved interim and new investment management agreements between the Fund, Master Fund and the Combined Entity. The Fund invests substantially all of its investable assets in the Master Fund, as it has the same investment objective as the Fund. The interim investment management agreements will become effective upon the closing date of the merger of PNC Capital and Allegiant. The interim investment management agreements will be effective for 150 days or until the members of the Fund approve the new investment management agreements, whichever is earlier, and contain the same terms and conditions as the previous contracts.

Member Approval of the New Agreements

Members of the Fund will be asked to approve the new investment management agreements with the Combined Entity. As indicated above, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. The other feeder fund of the Master Fund will also vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund. The Fund expects to convene a special meeting of the Fund’s members on, or about, January 22, 2010 to seek approval of the new investment management agreements with the Combined Entity. The Fund’s members will be sent more information about the proposed merger in proxy solicitation materials expected to be mailed in November 2009.